UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 14, 2011

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-176790	20-4918072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300

Palm Beach Gardens, FL 33410

(Address of Principal Executive Offices and Zip Code)

(866) 420-5512

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2011, Aurora Diagnostics Holdings, LLC announced that it will file its Form 10-Q for the quarter ended September 30, 2011 on November 14, 2011 and hold its quarterly conference call to review its third quarter results on Wednesday, November 16, 2011, at 9:00 a.m. Eastern Time. A copy of this announcement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

99.1         Announcement dated November 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA DIAGNOSTICS HOLDINGS, LLC

Date: November 14, 2011	By:	/s/ Gregory A. Marsh
Gregory A. Marsh
Chief Financial Officer